Summary Prospectus
May 1, 2024
Columbia Real Estate Equity Fund

Class	Ticker Symbol
A	CREAX
Advisor (Class Adv)	CRERX
Institutional (Class Inst)	CREEX
Institutional 2 (Class Inst2)	CRRVX
Institutional 3 (Class Inst3)	CREYX
S (a)	—
(a)
Class S shares are not currently available for purchase.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, statement of additional information and other information about the Fund online at https://www.columbiathreadneedleus.com/resources/literature. If you hold your Fund shares through a financial intermediary (such as a broker-dealer or bank), you can get this information at no cost by contacting that financial intermediary. If you hold your Fund shares directly with the Fund, you can get this information at no cost by calling 800.345.6611 or by sending an email to serviceinquiries@columbiathreadneedle.com. This Summary Prospectus incorporates by reference the Fund’s prospectus, dated May 1, 2024, and current Statement of Additional Information.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Columbia Real Estate Equity Fund (the Fund) seeks capital appreciation and above-average income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and members of your immediate family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. (the Distributor). More information is available about these and other sales charge discounts and waivers from your financial intermediary, and can be found in the Choosing a Share Class section beginning on page 24 of the Fund’s prospectus, in Appendix A to the prospectus beginning on page A-1 and in Appendix S to the Statement of Additional Information (SAI) under Sales Charge Waivers beginning on page S-1.
Shareholder Fees (fees paid directly from your investment)
	Class A	Classes Adv, Inst, Inst2, Inst3, and S
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00%(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class Adv	Class Inst	Class Inst2	Class Inst3	Class S
Management fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.25%	0.00%	0.00%	0.00%	0.00%	0.00%
Other expenses(b)	0.29%	0.29%	0.29%	0.19%	0.13%	0.29%
Total annual Fund operating expenses(c)	1.29%	1.04%	1.04%	0.94%	0.88%	1.04%
Less: Fee waivers and/or expense reimbursements(d)	(0.04%)	(0.04%)	(0.04%)	(0.03%)	(0.03%)	(0.04%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.25%	1.00%	1.00%	0.91%	0.85%	1.00%
(a)
This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)
Other expenses for Class S shares are based on estimated amounts for the Fund’s current fiscal year.
(c)
“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.
(d)
Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2025, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 1.25% for Class A, 1.00% for Class Adv, 1.00% for Class Inst, 0.91% for Class Inst2, 0.85% for Class Inst3 and 1.00% for Class S. Any difference in these annual rates relative to the annual rates noted in the last row of the above table (e.g., net expense ratios) are due to applicable exclusions under the agreement.
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■
you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■
your investment has a 5% return each year, and
■
the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.

Columbia Real Estate Equity Fund

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:
	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$695	$957	$1,238	$2,039
Class Adv (whether or not shares are redeemed)	$102	$327	$570	$1,267
Class Inst (whether or not shares are redeemed)	$102	$327	$570	$1,267
Class Inst2 (whether or not shares are redeemed)	$93	$297	$517	$1,152
Class Inst3 (whether or not shares are redeemed)	$87	$278	$485	$1,082
Class S (whether or not shares are redeemed)	$102	$327	$570	$1,267
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry (Real Estate Companies), including real estate investment trusts (REITs). A company is considered to be “principally engaged” in the real estate industry if at least 50% of its gross income or net profits are attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate. The Fund will concentrate its investments in the real estate industry. The Fund takes long and short positions in equity REITs, mortgage REITs and hybrid REITs.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund. The Fund anticipates that its number of holdings will increase and, as a result, the Fund may operate as a diversified fund. In addition to making direct investments in Real Estate Companies, the Fund will invest in derivatives, particularly contracts for differences (CFDs), which are a type of swap arrangement, to obtain long and short exposures to Real Estate Companies. Columbia Management Investment Advisers, LLC (the Investment Manager) uses CFDs to express its view of relative value between Real Estate Companies operating in the same part of the real estate market. Specifically, the Investment Manager uses CFDs to extend the Fund’s long position in holdings of which it has a favorable view and enters into short positions in Real Estate Companies of which it has a less favorable view. CFDs create leverage, which may exaggerate increases or decreases in the value of the Fund’s overall portfolio. Through investment in CFDs, the Fund generally expects exposures of approximately 30% (but normally not more than 35%) of the Fund’s net assets in short positions and approximately 130% (but normally not more than 135%) of the Fund’s net assets in long positions. The Investment Manager generally seeks to maintain CFD long and short exposures for the Fund that are approximately balanced. The Fund may include investments in derivatives towards its 80% policy.
In selecting investments and determining investment exposures, including the Fund’s long and short positions through CFDs, the Investment Manager uses fundamental analysis in identifying investment opportunities and risks, and in constructing the Fund’s portfolio.
Principal Risks
An investment in the Fund involves risks, including Real Estate-Related Investment Risk, Derivatives Risk, Leverage Risk,  Market Risk, and Changing Distribution Level Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Columbia Real Estate Equity Fund

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Changing Distribution Level Risk. The Fund normally expects to receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amounts paid by the Fund will vary and generally depend on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial position. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■
Contracts for differences (CFDs) are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two or more individual securities, different groups or baskets of securities or other instruments where the parties agree to exchange the difference in the settlement price between the open and closing trades on a particular asset(s). CFDs enable investors to speculate on whether a market will go up or down, and profit from the price movement without owning the underlying asset(s). CFDs essentially allow investors to trade the direction of securities, including over the very short term. CFDs are subject to the risks described above under Derivatives Risk – Swaps Risk.
Industry Concentration Risk. Investments that are concentrated in a particular industry will make the Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of your investment in the Fund.

Columbia Real Estate Equity Fund

Leverage Risk. Leverage occurs when the Fund increases its assets available for investment by taking short positions orusing borrowings, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.
Portfolio Turnover, Frequent Trading and Tax Risk. The Fund may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Use of swaps, including contracts for differences, and other derivatives increases the possibility that the Fund, as relevant, will generate taxable ordinary income. The Fund cannot carry back or carry forward any net operating losses (defined as ordinary deductions in excess of ordinary income for the year) and cannot use capital loss carryforwards to offset ordinary income. Frequent trading of other investments, such as REITs, increases the possibility that the Fund will generate capital gains. Both short-term capital gains and net ordinary gains are distributed as ordinary income and are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes, which could reduce the Fund’s after-tax return for shareholders owning Fund shares in taxable accounts. These trading strategies can mean higher brokerage and other transaction costs. The costs and tax effects associated with such trading strategies may adversely affect the Fund’s after-tax performance. In July 2023, the Fund changed its Principal Investment Strategies, which has resulted in increased portfolio turnover relative to the Fund’s strategy in place prior to July 2023.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs may be subject to more abrupt or erratic price movements than the overall securities markets. In a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended. Because the value of REITs and other real estate-related companies may fluctuate widely in response to changes in factors affecting the real estate markets, the value of an investment in the Fund may be more volatile than the value of an investment in a fund that is invested in a more diverse range of market sectors.
Short Positions Risk. The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument or other asset) because the maximum sustainable loss on an instrument or other asset purchased (held long) is limited to the amount paid for the instrument or other asset plus
Columbia Real Estate Equity Fund

the transaction costs, whereas there is no maximum price of the shorted instrument or other asset when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument or other asset, this involves the risk of a potentially unlimited increase in the value of the underlying instrument or other asset.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. Class S shares of the Fund did not commence operations prior to the date of this prospectus and, therefore, performance information is not yet available. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charges were reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges shown in the Shareholder Fees table in this prospectus) for the periods shown with a broad measure of market performance.
The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class Inst shares for periods prior to its inception date.
Any share class, such as Class S shares, that does not have available performance would have annual returns substantially similar to those of Class A shares. Except for differences in annual returns resulting from differences in expenses and sales charges (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates in effect during the period indicated in the table and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class A shares and will vary for other share classes.
The Fund’s performance prior to July 3, 2023, reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.
Year by Year Total Return (%) as of December 31 Each Year*	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	4th Quarter 2021	17.24%
	Worst	1st Quarter 2020	-22.29%
*
Year to Date return as of March 31, 2024: -0.80%

Columbia Real Estate Equity Fund

 Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2023)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class A	11/01/2002
returns before taxes		9.04%	7.30%	6.93%
returns after taxes on distributions		2.29%	4.21%	4.29%
returns after taxes on distributions and sale of Fund shares		9.59%	5.32%	5.01%
Class Adv returns before taxes	11/08/2012	16.09%	8.87%	7.84%
Class Inst returns before taxes	04/01/1994	15.99%	8.85%	7.84%
Class Inst2 returns before taxes	03/07/2011	16.10%	8.98%	7.97%
Class Inst3 returns before taxes	03/01/2017	16.09%	9.04%	7.97%
FTSE Nareit Equity REITs Index (reflects no deductions for fees, expenses or taxes)		13.73%	7.39%	7.65%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC
Portfolio Management	Title	Role with Fund	Managed Fund Since
Alban Lhonneur	Portfolio Manager	Co-Portfolio Manager	July 2023
Daniel Winterbottom, CFA	Portfolio Manager	Co-Portfolio Manager	July 2023
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day by contacting the Fund in the ways described below:
Online	Regular Mail	Express Mail	By Telephone
columbiathreadneedleus.com/investor/	Columbia Management Investment Services Corp. P.O. Box 219104 Kansas City, MO 64121-9104	Columbia Management Investment Services Corp. c/o SS&C GIDS, Inc. 430 W 7th Street, Suite 219104 Kansas City, MO 64105-1407	800.422.3737
You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. If you maintain your account with a broker-dealer or other financial intermediary, you must contact that financial intermediary to buy, sell or exchange shares of the Fund through your account with the intermediary.
The minimum initial investment amounts for the share classes offered by the Fund are shown below:
Minimum Initial Investment
Class	Category of eligible account	For accounts other than Systematic Investment Plan accounts (as described in the Fund’s Prospectus)	For Systematic Investment Plan accounts
Class A	All accounts other than IRAs	$2,000	$100
	IRAs	$1,000	$100
Classes Adv & Inst	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor	$100
Class Inst2	All eligible accounts	None	N/A
Class Inst3	All eligible accounts	$0, $1,000, $2,000 or $1 million depending upon the category of eligible investor	$100 (for certain eligible investors)

More information about these minimums can be found in the Buying, Selling and Exchanging Shares - Buying Shares section of the prospectus. There is no minimum additional investment for any share class.
Columbia Real Estate Equity Fund

Tax Information
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies — including Columbia Management Investment Advisers, LLC (the Investment Manager), Columbia Management Investment Distributors, Inc. (the Distributor) and Columbia Management Investment Services Corp. (the Transfer Agent) — may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
The Fund is distributed by Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2024 Columbia Management Investment Advisers, LLC. All rights reserved.
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